Exhibit 10.31

WELLS FARGO CAPITAL FINANCE, INC.

2450 Colorado Ave., Suite 3000 West

Santa Monica, CA 90404

Dated as of January 24, 2011

HAWAIIAN AIRLINES, INC.

3375 Koapaka St., Ste. G-350

Honolulu, HI 96819

Attn: Chief Financial Officer and Controller

Re:  Waiver, Extension, and Amendment under Credit Agreement

Ladies and Gentlemen:

Reference is made to (a) that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 10, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, INC., a California corporation, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), and HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”), and (b) that certain Extension Under Credit Agreement, dated as of January 7, 2011 (the “Extension”), by and between Parent, Borrower, and Agent.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Pursuant to Schedule 3.6 of the Credit Agreement and the provisions of the Extension, Borrower is required to deliver to Agent (a) a Control Agreement with respect to the Deposit Account of Borrower located at J.P. Morgan Chase Bank, N.A. by January 24, 2011 (the “Chase Control Agreement Requirement”), (b) a Collateral Access Agreement covering each Delta Location (the “Delta Collateral Access Agreement”) by February 8, 2011, (c) the Bellanca Aircraft Security Agreement, together with the other documents listed in Schedule 3.6(c) to the Credit Agreement, by January 24, 2011 (the “Bellanca Aircraft Security Agreement Deliverable Deadline”), and (d) amended and restated Control Agreements (or entered into other arrangements satisfactory to Agent) with respect to the Deposit Accounts and Securities Accounts of Borrower located at the financial institutions set forth in the table on Schedule A attached hereto for the applicable account numbers set forth opposite thereto by January 24, 2011 (the “Control Agreements Deliverable Deadline”).

Borrower has requested that Agent and the Required Lenders (a) waive the Chase Control Agreement Requirement, (b) amend clause (f) of Schedule 3.6 to provide that Borrower shall use commercially reasonable efforts to deliver to Agent the Delta Collateral Access Agreement, (c) extend the Bellanca Aircraft Security Agreement Deliverable Deadline to February 8, 2011, and (d) extend the Control Agreements Deliverable Deadline to February 8, 2011.  Agent and the Required Lenders are willing to grant the requested waiver, amendment, and extensions subject to the terms and conditions herein.

Accordingly, Parent, Borrower, Agent and the Required Lenders hereby agree as follows:

1.             Agent and the Required Lenders waive the Chase Control Agreement Requirement.

2.             Clause (f) of Schedule 3.6 to the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)          Borrower shall use commercially reasonable efforts to deliver to Agent a Collateral Access Agreement covering each Delta Location, in form, content, and substance satisfactory to Agent, duly executed, and in full force and effect;”

3.             The Bellanca Aircraft Security Agreement Deliverable Deadline is extended to February 8, 2011.

4.             The Control Agreements Deliverable Deadline is extended to February 8, 2011.

The waiver set forth herein in paragraph 1 above is limited to the specifics hereof, shall not apply with respect to any other facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Credit Agreement or the other Loan Documents, and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power, or remedy of Agent or the Lenders, nor as a consent to or waiver of any further or other matter, under the Loan Documents.

Except as expressly set forth herein, this letter agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender Group under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Borrower hereby represents and warrants to Agent and the Lenders that as of the date hereof no Default or Event of Default has occurred and is continuing.  Nothing herein shall be deemed to entitle Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

This letter agreement shall constitute a Loan Document, and, after the date hereof, any reference to the “Agreement” in the Credit Agreement or the “Credit Agreement” in any other Loan Document, shall mean the Credit Agreement as modified hereby.  This letter agreement shall be subject to the provisions regarding governing law, waiver of jury trial, jurisdiction and venue applicable to the Credit Agreement.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this letter agreement by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this letter agreement.  Any party delivering an executed counterpart of this letter agreement by telefacsimile or electronic mail shall also deliver an original executed counterpart of this letter agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be executed and delivered by their duly authorized officers.

WELLS FARGO CAPITAL FINANCE, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ Amelie Yehros
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO WAIVER, EXTENSION, AND AMENDMENT]

BANK OF HAWAII, as a Lender

By:	/s/ Marc Adelberger
Name:	Marc Adelberger
Title:	Vice President

[SIGNATURE PAGE TO WAIVER, EXTENSION, AND AMENDMENT]

BURDALE CAPITAL FINANCE, INC., as a Lender

By:	/s/ Antimo Barbieri
Name:	Antimo Barbieri
Title:	Director

/s/ Steven Sanicola
Steven Sanicola
Director

[SIGNATURE PAGE TO WAIVER, EXTENSION, AND AMENDMENT]

HAWAIIAN AIRLINES, INC.,
a Delaware corporation, as Borrower

By:	/s/ Peter R. Ingram
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

HAWAIIAN HOLDINGS, INC.,
a Delaware corporation, as Parent

By:	/s/ Peter R. Ingram
Name:	Peter R. Ingram
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO WAIVER, EXTENSION, AND AMENDMENT]